UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026 (October 27, 2026)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition

On October 27, 2026 Range Resources Corporation (“Range”) issued a press release announcing its third quarter 2026 results. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release dated October 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains “forward-looking statements” within the meaning of the federal securities laws. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements in this Report may include statements regarding the proposed transaction (the “proposed transaction”) between EQT Corporation (“EQT”) and Range, the expected closing of the proposed transaction and the timing thereof and the pro forma combined company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, expected accretion to earnings and free cash flow and anticipated dividends. Information adjusted for the proposed transaction should not be considered a forecast of future results.

Forward-looking statements contained herein reflect the current views of EQT and Range about future events. Although Range believes its forward-looking statements are based on reasonable expectations and assumptions, statements made regarding future results are not guarantees of future performance and are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s and Range’s control. Actual outcomes and results may be materially different from the results stated or implied in the forward-looking statements included in this Report due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement related to the proposed transaction (the “Merger Agreement”); the possibility that shareholders of EQT may not approve the issuance of EQT shares required in the proposed transaction; the possibility that the shareholders of Range may not adopt the Merger Agreement; the risk that EQT or Range may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of EQT’s or Range’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of EQT and Range to retain and hire key personnel, on the ability of EQT or Range to attract third-party customers and maintain their relationships with derivatives and joint venture counterparties and on EQT’s and Range’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of EQT and Range, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas; the effect of future regulatory or legislative actions on EQT and Range or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what EQT and Range expect; the ability of management to execute its plans to meet its goals and other risks inherent in EQT’s and Range’s businesses; public health crises and any related government policies and actions; the potential disruption or interruption of EQT’s or Range’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond EQT’s or Range’s control; the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and other factors detailed in EQT’s and Range’s Annual Reports on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All such factors are difficult to predict and are beyond EQT’s and Range’s control. Additional risks or uncertainties that are not currently known to EQT or Range, that EQT or Range currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this Report.

Any forward-looking statement speaks only as of the date on which such statement is made. EQT and Range undertake no obligation to publicly correct or update the forward-looking statements in this Report, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements as a prediction of actual results.

Important Information for Investors and Shareholders; Additional Information and Where to Find It

In connection with the proposed transaction, EQT intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”) that will include a joint proxy statement of EQT and Range and that will also constitute a prospectus of EQT (the “joint proxy statement/prospectus”). Range and EQT also intend to file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for the joint proxy statement/prospectus or the registration statement. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EQT AND RANGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EQT, RANGE, THE PROPOSED TRANSACTION, THE RISKS THERETO AND RELATED MATTERS. After the registration statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to the shareholders of EQT and the shareholders of Range. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents filed or that will be filed with the SEC by EQT or Range through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at ir.rangeresources.com. Copies of the documents filed with the SEC by EQT will be available free of charge on EQT’s website at ir.eqt.com/investor-relations. The information included on, or accessible through, Range’s or EQT’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Range, EQT and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction contemplated by the joint proxy statement/prospectus. Information regarding Range’s directors and executive officers and their ownership of Range’s securities is set forth in Range’s filings with the SEC, including Range’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 that was filed with the SEC on February 24, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315852/000119312526067292/rrc-20251231.htm) and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 31, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315852/000119312526134699/rrc-20260325.htm). To the extent such person’s ownership of Range’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding EQT’s directors and executive officers and their ownership of EQT’s securities is set forth in EQT’s filings with the SEC, including EQT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000033213/000003321326000018/eqt-20251231.htm) and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on February 26, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000033213/000110465926020027/tm261383-1_def14a.htm). To the extent such person’s ownership of EQT’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials that will be filed with the SEC regarding the proposed transaction when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Report relates to the proposed transaction. This Report is for informational purposes only and is not intended to and shall not constitute an offer to buy, sell or exchange or the solicitation of an offer to buy, sell or exchange any securities, or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ Mark S. Scucchi
Mark S. Scucchi
Executive Vice President and Chief Financial Officer

Date: October 28, 2026

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